                                                                     EXHIBIT 4.1


                     [CERTIFICATE BORDER WITH THREE LOGOS]

           COMMON STOCK                                  COMMON STOCK

         [LOGO]                        [LOGO]                [LOGO]
Incorporated Under The Laws Of                           See Reverse for
    The State Of Delaware                              Certain Definitions

                                                        CUSIP 337466 10 4



                      FIRST VIRTUAL HOLDINGS INCORPORATED



                THIS CERTIFIES THAT






                is the record holder of


              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.001 PER SHARE OF

              =========FIRST VIRTUAL HOLDINGS INCORPORATED=========

transferred on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar

    WITNESS the facsimile signatures of its duly authorized officers.

    Dated


       /s/ Philip Borne                   /s/ Lee H. Stein

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  The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common         UNIF GIFT MIN ACT -- ____________________ Custodian_________________
TEN ENT -- as tenants by the                                        (Cust)                       (Minor)
             entireties                                      Under uniform gifts to minors
JT TEN  -- as joint tenants with                             Act ___________________________________________
             and not as tenants                                                 (Cust)
             in common
                                        UNIF TRF MIN ACT -- _____________________ Custodian ________________
                                                                                               (until age)
                                                            _________________ Under Uniform Transfers to
                                                                 (Minor)
                                                            Minors Act___________________________
                                                                                (Cust)

    Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED,_____________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------



--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated____________________________



                                  X_____________________________________________

                                  X_____________________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAMED AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By_________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE PROGRAM, PURSUANT TO S.E.C. RULE 1740-12.